SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 17, 2002
Date of Report (date of earliest event reported)

Cost Plus, Inc.
(Exact name of registrant as specified in its charter)

California	0-14970	94-1067973
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Fourth Street, Oakland, California
(Address of principal executive offices)

(510) 893-7300
Registrant’s telephone number, including area code

Item 7.    Financial Statements and Exhibits

Exhibits

Exhibit 99.1	Certification of Murray H. Dashe, Chief Executive Officer, and John J. Luttrell, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350.

Item 9.    Regulation FD Disclosure

Registrant provided to the Securities and Exchange Commission as correspondence accompanying its Quarterly Report on Form 10-Q for its fiscal quarter ended November 2, 2002 filed with the Securities and Exchange Commission on December 17, 2002, the certifications attached hereto as Exhibit 99.1. The information in this report and the exhibit attached hereto are being furnished pursuant to Regulation FD of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cost Plus, Inc.

Date: December 17, 2002	By:	/s/ Murray H. Dashe
Murray H. Dashe Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Certification of Murray H. Dashe, Chief Executive Officer, and John J. Luttrell, Chief Financial Officer pursuant to 18 U.S.C. Section 1350